                                                                 Exhibit (13)(f)
                               PURCHASE AGREEMENT
                               ------------------

                 The ARCH Fund, Inc. (the "Fund"), a Maryland corporation with transferable shares, and BISYS Fund Services Ohio, Inc. ("BISYS Ohio"), an Ohio corporation, hereby agree with each other as follows:

                 1.       The Fund hereby offers BISYS Ohio and BISYS Ohio
hereby purchases               Class M shares of common stock representing
interests in the ARCH Equity Income Portfolio (the "Portfolio") at a price of $10.00 (such shares of common stock in the Portfolio being hereinafter known as the "Shares"). BISYS Ohio hereby acknowledges the purchase of the Shares and the Fund hereby acknowledges receipt from BISYS Ohio of funds in the amount of
$        in full payment for the Shares.

                 2. BISYS Ohio represents and warrants to the Fund that the Shares are being acquired for investment purposes and not with a view to the distribution thereof.


                 IN WITNESS WHEREOF, the parties hereto have executed this
Agreement as of the        day of             , 1996.


                                                 THE ARCH FUND, INC.

                                                 By: ____________________

                                                 Title:  President

                                                 BISYS FUND SERVICES OHIO, INC.

                                                 By: ____________________

                                                 Title: Executive Vice President

                               PURCHASE AGREEMENT
                               ------------------


                 The ARCH Fund, Inc. (the "Fund"), a Maryland corporation with transferable shares, and BISYS Fund Services Ohio, Inc. ("BISYS Ohio"), an Ohio corporation, hereby agree with each other as follows:

                 1.       The Fund hereby offers BISYS Ohio and BISYS Ohio
hereby purchases               Class M - Special Series 1 shares of common
stock representing interests in the ARCH Equity Income Portfolio (the "Portfolio") at a price of $10.00 (such shares of common stock in the Portfolio being hereinafter known as the "Shares"). BISYS Ohio hereby acknowledges the purchase of the Shares and the Fund hereby acknowledges receipt from BISYS Ohio
of funds in the amount of $         in full payment for the Shares.

                 2. BISYS Ohio represents and warrants to the Fund that the Shares are being acquired for investment purposes and not with a view to the distribution thereof.


                 IN WITNESS WHEREOF, the parties hereto have executed this
Agreement as of the        day of             , 1996.


                                                 THE ARCH FUND, INC.

                                                 By: ____________________

                                                 Title:  President

                                                 BISYS FUND SERVICES OHIO, INC.

                                                 By: ____________________

                                                 Title: Executive Vice President

                               PURCHASE AGREEMENT
                               ------------------


                 The ARCH Fund, Inc. (the "Fund"), a Maryland corporation with transferable shares, and BISYS Fund Services Ohio, Inc. ("BISYS Ohio"), an Ohio corporation, hereby agree with each other as follows:

                 1.       The Fund hereby offers BISYS Ohio and BISYS Ohio
hereby purchases               Class M - Special Series 2 shares of common
stock representing interests in the ARCH Equity Income Portfolio (the "Portfolio") at a price of $10.00 (such shares of common stock in the Portfolio being hereinafter known as the "Shares"). BISYS Ohio hereby acknowledges the purchase of the Shares and the Fund hereby acknowledges receipt from BISYS Ohio
of funds in the amount of $        in full payment for the Shares.

                 2. BISYS Ohio represents and warrants to the Fund that the Shares are being acquired for investment purposes and not with a view to the distribution thereof.


                 IN WITNESS WHEREOF, the parties hereto have executed this
Agreement as of the        day of             , 1996.


                                                 THE ARCH FUND, INC.

                                                 By: ____________________

                                                 Title:  President

                                                 BISYS FUND SERVICES OHIO, INC.

                                                 By: ____________________

                                                 Title: Executive Vice President

                               PURCHASE AGREEMENT
                               ------------------


                 The ARCH Fund, Inc. (the "Fund"), a Maryland corporation with transferable shares, and BISYS Fund Services Ohio, Inc. ("BISYS Ohio"), an Ohio corporation, hereby agree with each other as follows:

                 1.       The Fund hereby offers BISYS Ohio and BISYS Ohio
hereby purchases               Class M - Special Series 3 shares of common
stock representing interests in the ARCH Equity Income Portfolio (the "Portfolio") at a price of $10.00 (such shares of common stock in the Portfolio being hereinafter known as the "Shares"). BISYS Ohio hereby acknowledges the purchase of the Shares and the Fund hereby acknowledges receipt from BISYS Ohio
of funds in the amount of $        in full payment for the Shares.

                 2. BISYS Ohio represents and warrants to the Fund that the Shares are being acquired for investment purposes and not with a view to the distribution thereof.


                 IN WITNESS WHEREOF, the parties hereto have executed this
Agreement as of the        day of             , 1996.


                                                 THE ARCH FUND, INC.

                                                 By: ____________________

                                                 Title:  President

                                                 BISYS FUND SERVICES OHIO, INC.

                                                 By: ____________________

                                                 Title: Executive Vice President

                               PURCHASE AGREEMENT
                               ------------------


                 The ARCH Fund, Inc. (the "Fund"), a Maryland corporation with transferable shares, and BISYS Fund Services Ohio, Inc. ("BISYS Ohio"), an Ohio corporation, hereby agree with each other as follows:

                 1.       The Fund hereby offers BISYS Ohio and BISYS Ohio
hereby purchases               Class N shares of common stock representing
interests in the ARCH National Municipal Bond Portfolio (the "Portfolio") at a price of $10.00 (such shares of common stock in the Portfolio being hereinafter known as the "Shares"). BISYS Ohio hereby acknowledges the purchase of the Shares and the Fund hereby acknowledges receipt from BISYS Ohio of funds in the
amount of $        in full payment for the Shares.

                 2. BISYS Ohio represents and warrants to the Fund that the Shares are being acquired for investment purposes and not with a view to the distribution thereof.


                 IN WITNESS WHEREOF, the parties hereto have executed this
Agreement as of the        day of             , 1996.


                                                 THE ARCH FUND, INC.

                                                 By: ____________________

                                                 Title:  President

                                                 BISYS FUND SERVICES OHIO, INC.

                                                 By: ____________________

                                                 Title: Executive Vice President

                               PURCHASE AGREEMENT
                               ------------------


                 The ARCH Fund, Inc. (the "Fund"), a Maryland corporation with transferable shares, and BISYS Fund Services Ohio, Inc. ("BISYS Ohio"), an Ohio corporation, hereby agree with each other as follows:

                 1.       The Fund hereby offers BISYS Ohio and BISYS Ohio
hereby purchases               Class N - Special Series 1 shares of common
stock representing interests in the ARCH National Municipal Bond Portfolio (the "Portfolio") at a price of $10.00 (such shares of common stock in the Portfolio being hereinafter known as the "Shares"). BISYS Ohio hereby acknowledges the purchase of the Shares and the Fund hereby acknowledges receipt from BISYS Ohio
of funds in the amount of $        in full payment for the Shares.

                 2. BISYS Ohio represents and warrants to the Fund that the Shares are being acquired for investment purposes and not with a view to the distribution thereof.


                 IN WITNESS WHEREOF, the parties hereto have executed this
Agreement as of the        day of             , 1996.


                                                 THE ARCH FUND, INC.

                                                 By: ____________________

                                                 Title:  President

                                                 BISYS FUND SERVICES OHIO, INC.

                                                 By: ____________________

                                                 Title: Executive Vice President

                               PURCHASE AGREEMENT
                               ------------------


                 The ARCH Fund, Inc. (the "Fund"), a Maryland corporation with transferable shares, and BISYS Fund Services Ohio, Inc. ("BISYS Ohio"), an Ohio corporation, hereby agree with each other as follows:

                 1.       The Fund hereby offers BISYS Ohio and BISYS Ohio
hereby purchases               Class N - Special Series 2 shares of common
stock representing interests in the ARCH National Municipal Bond Portfolio (the "Portfolio") at a price of $10.00 (such shares of common stock in the Portfolio being hereinafter known as the "Shares"). BISYS Ohio hereby acknowledges the purchase of the Shares and the Fund hereby acknowledges receipt from BISYS Ohio
of funds in the amount of $        in full payment for the Shares.

                 2. BISYS Ohio represents and warrants to the Fund that the Shares are being acquired for investment purposes and not with a view to the distribution thereof.


                 IN WITNESS WHEREOF, the parties hereto have executed this
Agreement as of the        day of             , 1996.


                                                 THE ARCH FUND, INC.

                                                 By: ____________________

                                                 Title:  President

                                                 BISYS FUND SERVICES OHIO, INC.

                                                 By: ____________________

                                                 Title: Executive Vice President

                               PURCHASE AGREEMENT
                               ------------------


                 The ARCH Fund, Inc. (the "Fund"), a Maryland corporation with transferable shares, and BISYS Fund Services Ohio, Inc. ("BISYS Ohio"), an Ohio corporation, hereby agree with each other as follows:

                 1.       The Fund hereby offers BISYS Ohio and BISYS Ohio
hereby purchases               Class O shares of common stock representing
interests in the ARCH Short-Intermediate Corporate Bond Portfolio (the "Portfolio") at a price of $10.00 (such shares of common stock in the Portfolio being hereinafter known as the "Shares"). BISYS Ohio hereby acknowledges the purchase of the Shares and the Fund hereby acknowledges receipt from BISYS Ohio
of funds in the amount of $        in full payment for the Shares.

                 2. BISYS Ohio represents and warrants to the Fund that the Shares are being acquired for investment purposes and not with a view to the distribution thereof.


                 IN WITNESS WHEREOF, the parties hereto have executed this
Agreement as of the        day of             , 1996.


                                                 THE ARCH FUND, INC.

                                                 By: ____________________

                                                 Title:  President

                                                 BISYS FUND SERVICES OHIO, INC.

                                                 By: ____________________

                                                 Title: Executive Vice President

                               PURCHASE AGREEMENT
                               ------------------


                 The ARCH Fund, Inc. (the "Fund"), a Maryland corporation with transferable shares, and BISYS Fund Services Ohio, Inc. ("BISYS Ohio"), an Ohio corporation, hereby agree with each other as follows:

                 1.       The Fund hereby offers BISYS Ohio and BISYS Ohio
hereby purchases               Class O - Special Series 1 shares of common
stock representing interests in the ARCH Short-Intermediate Corporate Bond Portfolio (the "Portfolio") at a price of $10.00 (such shares of common stock in the Portfolio being hereinafter known as the "Shares"). BISYS Ohio hereby acknowledges the purchase of the Shares and the Fund hereby acknowledges
receipt from BISYS Ohio of funds in the amount of $        in full payment for
the Shares.

                 2. BISYS Ohio represents and warrants to the Fund that the Shares are being acquired for investment purposes and not with a view to the distribution thereof.


                 IN WITNESS WHEREOF, the parties hereto have executed this
Agreement as of the        day of             , 1996.


                                                 THE ARCH FUND, INC.

                                                 By: ____________________

                                                 Title:  President

                                                 BISYS FUND SERVICES OHIO, INC.

                                                 By: ____________________

                                                 Title: Executive Vice President

                               PURCHASE AGREEMENT
                               ------------------


                 The ARCH Fund, Inc. (the "Fund"), a Maryland corporation with transferable shares, and BISYS Fund Services Ohio, Inc. ("BISYS Ohio"), an Ohio corporation, hereby agree with each other as follows:

                 1.       The Fund hereby offers BISYS Ohio and BISYS Ohio
hereby purchases               Class O - Special Series 2 shares of common
stock representing interests in the ARCH Short-Intermediate Corporate Bond Portfolio (the "Portfolio") at a price of $10.00 (such shares of common stock in the Portfolio being hereinafter known as the "Shares"). BISYS Ohio hereby acknowledges the purchase of the Shares and the Fund hereby acknowledges
receipt from BISYS Ohio of funds in the amount of $        in full payment for
the Shares.

                 2. BISYS Ohio represents and warrants to the Fund that the Shares are being acquired for investment purposes and not with a view to the distribution thereof.


                 IN WITNESS WHEREOF, the parties hereto have executed this
Agreement as of the        day of             , 1996.


                                                 THE ARCH FUND, INC.

                                                 By: ____________________

                                                 Title:  President

                                                 BISYS FUND SERVICES OHIO, INC.

                                                 By: ____________________

                                                 Title: Executive Vice President